                               EXHIBIT 99.1

                           LETTER OF TRANSMITTAL
                         OLD KENT CAPITAL TRUST I

                    OFFER TO EXCHANGE ITS FLOATING RATE
                  SUBORDINATED CAPITAL INCOME SECURITIES
             (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)
        WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
             FOR ANY AND ALL OF ITS OUTSTANDING FLOATING RATE
                  SUBORDINATED CAPITAL INCOME SECURITIES
             (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)
               PURSUANT TO THE PROSPECTUS DATED ______, 1997

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
 CITY TIME, ON ________, 1997 UNLESS THE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

               To: Bankers Trust Company, as Exchange Agent

         BY MAIL:                           BY HAND:                       BY OVERNIGHT MAIL OR COURIER:
BT Services Tennessee, Inc.           Bankers Trust Company                 BT Services Tennessee, Inc.
    Reorganization Unit         Corporate Trust and Agency Group         Corporate Trust and Agency Group
      P.O. Box 292737               Receipt & Delivery Window                  Reorganization Unit
 Nashville, TN 37229-2737    123 Washington Street, 1st Community Floor      648 Grassmere Park Road
                                       New York, NY 10006                      Nashville, TN 37211

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned acknowledges that he or she has received the Prospectus, dated _________, 1997 (as the same may be amended or supplemented from time to time, the "Prospectus"), of Old Kent Financial Corporation, a Michigan corporation ("Old Kent"), and Old Kent Capital
Trust I, a Delaware statutory business trust (the "Trust"), and this Letter of Transmittal, which together constitute Old Kent's and the Trust's offer (the "Exchange Offer") to exchange an aggregate Liquidation Amount of up to $100,000,000 of Floating Rate Subordinated Capital Income Securities due February 1, 2027 (the "Old Capital Securities") for a like aggregate Liquidation Amount of the Trust's Floating Rate Subordinated Capital Income Securities due February 1, 2027 (the "New Capital
Securities") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"). The term "Expiration Date" shall mean 5:00 p.m., New York City time, on _________, 1997, unless the Exchange Offer is extended as provided in the Prospectus, in which case the term "Expiration Date" shall mean the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein shall have the same meaning giving them in the Prospectus.

     Holders who wish to tender their Old Capital Securities and (i) whose Old Capital Securities are not immediately available or (ii) time will not permit their Old Capital Securities, this Letter of Transmittal or an Agent's Message (as defined in the Prospectus) and any other documents required by this Letter of Transmittal to be delivered to the Exchange Agent prior to the Expiration Date must tender their Old Capital Securities according to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Old Capital Securities--Guaranteed Delivery" in the Prospectus. See Instruction 1.

     The term "Holder" with respect to the Exchange Offer means any person in whose name Old Capital Securities are registered on the books of the Trust or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Capital Securities must complete this Letter of Transmittal in its entirety.


          PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY
               BEFORE COMPLETING THIS LETTER OF TRANSMITTAL

___________________________________________________________________________
              DESCRIPTION OF OLD CAPITAL SECURITIES TENDERED
___________________________________________________________________________

                                              OLD CAPITAL           LIQUIDATION             NUMBER OF
                                              SECURITIES              AMOUNT OF         BENEFICIAL HOLDERS
NAME AND ADDRESS            CERTIFICATE    TENDERED (ATTACH         OLD CAPITAL            FOR WHOM OLD
REGISTERED HOLDER           NUMBERS<F*>    ADDITIONAL LIST IF    SECURITIES TENDERED    CAPITAL SECURITIES
(PLEASE FILL IN IF BLANK)                     NECESSARY)       (IF LESS THAN ALL)<F**>       ARE HELD
                                                                $
                                                                $
                                                                $
                                                                $

<F*>  Need not be completed by book-entry holders.


                                     2

<F**> Old Capital Securities may be tendered in whole or in part in denominations of $1,000 and integral multiples of $1,000 in excess thereof, provided that if any Old Capital Securities are tendered for exchange in part, the untendered Liquidation Amount thereof must be $1,000 or any integral multiple of $1,000 in excess thereof. All Old Capital Securities held shall be deemed tendered unless a lesser number is specified in this column.

[_] CHECK HERE IF TENDERED OLD CAPITAL SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITORY TRUST COMPANY ("DTC") AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER CAPITAL SECURITIES BY BOOK-ENTRY TRANSFER) (SEE INSTRUCTION 1):

Name of Tendering Institution______________________________________________

DTC Account Number_________________________________________________________

Transaction Code Number____________________________________________________

[_] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD CAPITAL SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 5):

Name of Registered Holders(s)______________________________________________

Window Ticket Number (if any)______________________________________________

Date of Execution of Notice of Guaranteed Delivery_________________________

Name of Institution which Guaranteed Delivery______________________________

     If Guaranteed Delivery is to be made by Book-Entry Transfer:

Name of Tendering Institution______________________________________________

DTC Account Number_________________________________________________________

Transaction Code Number____________________________________________________

[_] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD CAPITAL SECURITIES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[_] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD CAPITAL SECURITIES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER

TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name_______________________________________________________________________

Address____________________________________________________________________

Area Code and Telephone Number______________  Contact Person_______________


Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Old Kent and the Trust the above-described aggregate Liquidation Amount of Old Capital Securities in exchange for a like aggregate Liquidation Amount of New Capital Securities.

         Subject to and effective upon the acceptance for exchange of all or any portion of the Old Capital Securities tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Trust all right, title and interest in and to such Old Capital Securities as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of Old Kent and the Trust in connection with the Exchange Offer) with respect to the tendered Old Capital Securities, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to: (i) deliver Certificates for Old Capital Securities to Old Kent or the Trust together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Trust, upon receipt by the Exchange Agent, as the undersigned's agent, of the New Capital Securities to be issued in exchange for such Old Capital Securities; (ii) present Certificates for such Old Capital Securities for transfer, and to transfer the Old Capital Securities on the books of the Trust; and (iii) receive for the account of the Trust all benefits and otherwise exercise all rights of beneficial ownership of such Old Capital Securities, all in accordance with the terms and conditions of the Exchange Offer.

         THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OLD CAPITAL SECURITIES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE TRUST WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS,

CHARGES AND ENCUMBRANCES, AND THAT THE OLD CAPITAL SECURITIES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR INTERESTS. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY OLD KENT, THE TRUST OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OLD CAPITAL SECURITIES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

         The name(s) and address(es) of the registered holder(s) of the Old Capital Securities tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Old Capital Securities. The Certificate number(s) and the Old Capital Securities that the undersigned wishes to tender should be indicated in the appropriate boxes above.

         If any tendered Old Capital Securities are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Old Capital Securities than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Old Capital Securities will be returned (or, in the case of Old Capital Securities tendered by book-entry transfer, such Old Capital Securities will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

         The undersigned understands that tenders of Old Capital Securities pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering Old Capital Securities" in the Prospectus and in the instructions attached hereto will, upon Old Kent's and the Trust's acceptance for exchange of such tendered Old Capital Securities, constitute a binding agreement between the undersigned, Old Kent and the Trust upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, Old Kent and the Trust may not be required to accept for exchange any of the Old Capital Securities tendered hereby.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the New Capital Securities be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Capital Securities, that such New Capital Securities be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Old Capital Securities not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Capital Securities, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver New Capital Securities to the undersigned at the address shown below the undersigned's signature.

     BY TENDERING OLD CAPITAL SECURITIES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES, AND EACH PERSON OWNING A BENEFICIAL INTEREST IN THE OLD CAPITAL SECURITIES BEING TENDERED BY THE UNDERSIGNED IS DEEMED TO HEREBY REPRESENT AND AGREE THAT (I) THE UNDERSIGNED AND EACH SUCH BENEFICIAL HOLDER ARE NOT "AFFILIATES" OF OLD KENT OR THE TRUST, (II) ANY NEW CAPITAL SECURITIES TO BE RECEIVED BY THE UNDERSIGNED AND EACH SUCH BENEFICIAL HOLDER ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (III) THE UNDERSIGNED AND EACH SUCH BENEFICIAL HOLDER HAVE NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF NEW CAPITAL SECURITIES TO BE RECEIVED IN THE EXCHANGE OFFER, AND (IV) IF THE UNDERSIGNED AND EACH SUCH BENEFICIAL HOLDER ARE NOT BROKER-DEALERS, THE UNDERSIGNED AND EACH SUCH BENEFICIAL HOLDER ARE NOT ENGAGED IN, AND DO NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES
ACT) OF SUCH NEW CAPITAL SECURITIES. BY TENDERING OLD CAPITAL SECURITIES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF OLD CAPITAL SECURITIES WHICH IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (X) SUCH OLD CAPITAL SECURITIES HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE OR (Y) SUCH OLD CAPITAL SECURITIES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER A PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH NEW CAPITAL SECURITIES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

         OLD KENT AND THE TRUST HAVE AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, THE PROSPECTUS, AS IT MAY BE AMENDED
OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A PARTICIPATING BROKER-DEALER (AS DEFINED BELOW) IN CONNECTION WITH RESALES OF NEW CAPITAL SECURITIES RECEIVED IN EXCHANGE FOR OLD CAPITAL SECURITIES, WHERE SUCH OLD CAPITAL SECURITIES WERE ACQUIRED BY SUCH PARTICIPATING BROKER-DEALER FOR
ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, FOR A PERIOD ENDING 180 DAYS AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT (SUBJECT TO EXTENSION UNDER CERTAIN LIMITED CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS) OR, IF EARLIER, WHEN ALL SUCH NEW CAPITAL SECURITIES HAVE BEEN DISPOSED OF BY SUCH PARTICIPATING BROKER-DEALER. IN THAT REGARD, EACH BROKER-DEALER WHO ACQUIRED OLD CAPITAL SECURITIES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER"), BY TENDERING SUCH OLD CAPITAL SECURITIES AND EXECUTING THIS LETTER OF TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM OLD KENT OR THE TRUST OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY
OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE

CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF NEW CAPITAL SECURITIES PURSUANT TO THE PROSPECTUS UNTIL OLD KENT AND THE TRUST HAVE AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAVE FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR OLD KENT OR THE TRUST HAS GIVEN NOTICE THAT THE SALE OF THE NEW CAPITAL SECURITIES MAY BE RESUMED, AS THE CASE MAY BE. IF OLD KENT OR THE TRUST GIVES SUCH NOTICE TO SUSPEND THE SALE OF THE NEW CAPITAL SECURITIES, IT SHALL EXTEND THE 180-DAY PERIOD REFERRED TO ABOVE DURING WHICH PARTICIPATING BROKER-DEALERS ARE ENTITLED TO USE THE PROSPECTUS IN CONNECTION WITH THE RESALE OF NEW CAPITAL SECURITIES BY THE NUMBER OF DAYS DURING THE PERIOD FROM AND INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE TO AND INCLUDING THE DATE WHEN PARTICIPATING BROKER-DEALERS SHALL HAVE RECEIVED COPIES OF THE SUPPLEMENTED OR AMENDED PROSPECTUS NECESSARY TO PERMIT RESALES OF THE NEW CAPITAL SECURITIES OR TO AND INCLUDING THE DATE ON WHICH OLD KENT OR THE TRUST HAS GIVEN NOTICE THAT THE SALE OF NEW CAPITAL SECURITIES MAY BE RESUMED, AS THE CASE MAY BE.

         Holders of Old Capital Securities whose Old Capital Securities are accepted for exchange will not receive accumulated Distributions on such Old Capital Securities for any period from and after the last Distribution Date with respect to such Old Capital Securities prior to the original issue date of the New Capital Securities and will be deemed to have waived the right to receive any Distributions on such Old Capital Securities accumulated from and after such Distribution Date. However, because Distributions on the New Capital Securities will accumulate from the last Distribution Date prior to the consummation of the Exchange Offer the amount of the Distributions received by holders whose Old Capital Securities are accepted for exchange will not be affected by the exchange. See "The Exchange Offer-Distributions on New Capital Securities" in the Prospectus.

         All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

                             HOLDERS SIGN HERE
                       (SEE INSTRUCTIONS 2, 5 AND 6)
             (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE 14)
    (NOTE: SIGNATURES MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

         Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Old Capital Securities hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Trust or the Exchange Agent to comply with the restrictions on transfer applicable to the Old Capital Securities). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.

___________________________________________________________________________

___________________________________________________________________________
                        (SIGNATURE(S) OF HOLDER(S))

Date:  ________________________, 1997


Name(s):___________________________________________________________________
                              (PLEASE PRINT)

Capacity (full title)______________________________________________________

Address ___________________________________________________________________

        ___________________________________________________________________

        ___________________________________________________________________
                             (INCLUDE ZIP CODE)

Area Code and Telephone Number_____________________________________________

___________________________________________________________________________

Tax Identification or Social Security Number_______________________________

                         GUARANTEE OF SIGNATURE(S)
                        (SEE INSTRUCTIONS 2 AND 5)

___________________________________________________________________________
                          (AUTHORIZED SIGNATURE)

Date:  ________________________, 1997

Name of Firm_______________________________________________________________

Capacity (full title)______________________________________________________
                              (PLEASE PRINT)

Address ___________________________________________________________________

        ___________________________________________________________________

        ___________________________________________________________________
                            (INCLUDE ZIP CODE)

Area Code and Telephone Number_____________________________________________


                       SPECIAL ISSUANCE INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 5 AND 6)

     To be completed ONLY if New Capital Securities or Old Capital Securities not tendered are to be issued in the name of someone other than the registered holder of the Old Capital Securities whose name(s) appear(s) above.

Issue
[_]   Old Capital Securities not tendered to:
[_]   New Capital Securities, to:

Name(s):___________________________________________________________________

Address ___________________________________________________________________

        ___________________________________________________________________

        ___________________________________________________________________
                            (INCLUDE ZIP CODE)

Area Code and Telephone Number_____________________________________________

Tax Identification or Social Security Number_______________________________

                       SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 5 AND 6)

     To be completed ONLY if New Capital Securities or Old Capital Securities not tendered are to be sent to someone other than the registered holder of the Old Capital Securities whose name(s) appear(s) above, or such registered holder(s) at an address other than that shown above.

Mail
[_]    Old Capital Securities not tendered to:
[_]    New Capital Securities, to:

Name(s):___________________________________________________________________

Address ___________________________________________________________________

        ___________________________________________________________________
                            (INCLUDE ZIP CODE)

Area Code and Telephone Number_____________________________________________

Tax Identification or Social Security Number_______________________________

                               INSTRUCTIONS
      FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed either if (i) Certificates are to be forwarded herewith or (ii) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering Old Capital Securities" in the Prospectus and an Agent's Message is not delivered. Certificates, or timely book-entry confirmation of a book-entry transfer of such Old Capital Securities into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "book-entry confirmation" means a timely confirmation of book-entry transfer of Old Capital Securities into the Exchange Agent's account at DTC. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by the Letter of Transmittal (including the representations contained herein) and that the Trust and Old Kent may enforce the Letter of Transmittal against such participant. Old Capital Securities may be tendered in whole or in part in the principal Liquidation Amount of $1,000 (1 Capital Security) and integral multiples of $1,000 in excess thereof, provided that, if any Old Capital Securities are tendered for exchange in part, the untendered principal Liquidation Amount thereof must be $1,000 (1 Capital Security) or any integral multiple of $1,000 in excess thereof.

     Holders who wish to tender their Old Capital Securities and (i) whose Old Capital Securities are not immediately available or (ii) who cannot deliver their Old Capital Securities, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Old Capital Securities by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Old Capital Securities" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Old Kent, must be received by the Exchange
Agent on or prior to the Expiration Date; and (iii) the Certificates (or a book-entry confirmation (as defined in the Prospectus)) representing all tendered Old Capital Securities, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), or an Agent's Message, properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three (3) New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer--Procedures for Tendering Old Capital Securities" in the Prospectus.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Old Capital Securities to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank;
(ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN

RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     Neither Old Kent nor the Trust will accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

     2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if: (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Old Capital Securities) of Old Capital Securities tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above; or (ii) such Old Capital Securities are tendered for the account of a firm that is an Eligible Institution.

     In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

     3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Old Capital Securities Tendered" is inadequate, the Certificate number(s) and/or the Liquidation Amount of Old Capital Securities and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Old Capital Securities will be accepted only in the principal Liquidation Amount of $1,000 (1 Capital Security) and integral multiples of $1,000 in excess thereof, provided that if any Old Capital Securities are tendered for exchange in part, the untendered principal Liquidation Amount thereof must be $1,000 (1 Capital Security) or any integral multiple of $1,000 in excess thereof. If less than all the Old Capital Securities evidenced by any Certificate submitted are to be tendered, fill in the Liquidation Amount of Old Capital Securities which are to be tendered in the box entitled "Liquidation Amount of Old Capital Securities Tendered (if less than all)." In such case, new Certificate(s) for the remainder of the Old Capital Securities that were evidenced by your old Certificate(s) will only be sent to the holder of the Old Capital Securities, promptly after the Expiration Date, unless appropriate boxes on this Letter of Transmittal are completed. All Old Capital Securities represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided herein, tenders of Old Capital Securities may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Old Capital Securities to be withdrawn, the aggregate Liquidation Amount of Old Capital Securities to be withdrawn and (if Certificates for Old Capital Securities have been tendered) the name of the registered holder of the Old Capital Securities as set forth on the Certificate for the Old Capital Securities, if different from that of the person who tendered such Old Capital Securities. If Certificates for the Old Capital Securities have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Old Capital Securities, the tendering holder must submit the serial numbers shown on the particular Certificates for the Old Capital Securities to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Capital Securities tendered for the account of an Eligible Institution. If Old Capital Securities have been tendered pursuant to the procedures for book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering Old Capital Securities," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Capital Securities, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Old Capital Securities may not be rescinded. Old Capital Securities properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering Old Capital Securities."

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by Old Kent and the Trust, in their sole discretion, whose determination shall be final and binding on all parties. Old Kent and the Trust, any affiliates or assigns of Old Kent and the Trust, the Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Old Capital Securities which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Old Capital Securities tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Old Capital Securities tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Old Capital Securities are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

     If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to Old Kent and the Trust, in their sole discretion, of each such person's authority to act in such capacity.

     When this Letter of Transmittal is signed by the registered owner(s) of the Old Capital Securities listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless New Capital Securities are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Old Capital Securities listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as Old Kent, the Trust or the Exchange Agent may require in accordance with the restrictions on transfer applicable to the Old Capital Securities. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

     6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If New Capital Securities are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Capital Securities are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Old Capital Securities not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC, unless appropriate boxes on this Letter of Transmittal are completed. See Instruction 4.

     7. IRREGULARITIES. Old Kent and the Trust will determine, in their sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Capital Securities, which determination shall be final and binding on all parties. Old Kent and the Trust reserve the absolute right to reject any and all tenders determined by either of them not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to Old Kent and the Trust, be unlawful. Old Kent and the Trust also reserve the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer--Certain Conditions to the Exchange Offer" or any condition or irregularity in any tender of Old Capital Securities of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. Old Kent's and the Trust's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Capital Securities will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Old Kent, the Trust, any affiliates or assigns of Old Kent, the Trust, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

     8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

     9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under United States federal income tax law, a holder whose tendered Old Capital Securities are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Old Capital Securities exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

     The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the

Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

     The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Old Capital Securities or of the last transferee appearing on the transfers attached to, or endorsed on, the Old Capital Securities. If the Old Capital Securities are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status.

     Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

     10. WAIVER OF CONDITIONS. Old Kent and the Trust reserve the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

     11. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Capital Securities, by execution and delivery of this Letter, shall waive any right to receive notice of the acceptance of their Old Capital Securities for exchange.

     12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing Old Capital Securities have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

     13. SECURITY TRANSFER TAXES. Holders who tender their Old Capital Securities for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Capital Securities are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Capital Securities tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Capital Securities in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

            TO BE COMPLETED BY ALL TENDERING SECURITY HOLDERS
                            (SEE INSTRUCTION 9)
PAYER'S NAME: Bankers Trust Company
SUBSTITUTE

Form W-9

Department of the Treasury
Internal Revenue Service


Payer's Request for
Taxpayer
Identification
Number (TIN)   Part 1- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND
CERTIFY BY SIGNING AND DATING BELOW Social Security Number OR Employer Identification Number

______________________

     Part 2 - CERTIFICATION - Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and
(2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

     CERTIFICATE INSTRUCTIONS - You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return.
However, if after being notified by the IRS that you are subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATES REQUIRED TO AVOID BACKUP WITHHOLDING.

SIGNATURE                                        ___________________________
DATE                                        ________________________________
NAME (Please Print)                                        _________________
ADDRESS (Please Print)                                 ______________Part 3-

Awaiting
TIN [ ]

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF SUBSTITUTE W-9

          CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the New Capital Securities shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

Signature:  ___________________________________  Date:  _____________, 1997

Name (Please Print)________________________________________________________

Address (Please Print)_____________________________________________________


















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